Prospectus Supplement                             42344   4/98
dated April 9, 1998 to:
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PUTNAM HIGH QUALITY BOND FUND (the "fund")
Class A Prospectus dated February 28, 1998

On April 2, 1998, the shareholders of the fund approved a proposal to increase the fees payable to Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management") under the fund's Management Contract. The management fees hereafter will be paid at the annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% of any amount thereafter.

As a result of the change, the section "Expenses summary" on page
2 of the prospectus is replaced with the following:

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes expenses attributable to class A shares based on the fund's most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment in class A shares over specified periods.

Annual fund operating expenses
(as a percentage of average
net assets)

Management fees                              0.65%
12b-1 fees                                   0.25%
Other expenses                               0.27%
Total fund operating expenses                               1.17%

The table is provided to help you understand the expenses of investing in the fund and your share of the operating expenses that the fund occurs. The expenses shown in the table do not reflect the application of credits that reduce fund expenses. The management fees shown in the table have been restated to reflect the increase in the management fees payable to Putnam Management. Actual management fees and total fund operating expenses were 0.63% and 1.15%, respectively.


Example

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

               1            3           5                 10
             year        years         years            years

             $12          $37           $64              $142

The example does not represent past or future expense levels, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return varies. The example does not reflect any charges or expenses related to your employer's plan.








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